UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2025

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:(410) 363-3000

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 16, 2025, Universal Safety Products, Inc. (the “Company”) received a letter (the “Delinquency Notification”) from NYSE Regulation stating that the Company is not in compliance with the continued listing standards of NYSE American LLC (the “Exchange”) due to the Company’s failure to timely file its Annual Report on Form 10-K for the year ended March 31, 2025 with the Securities and Exchange Commission (the “SEC”). The Delinquency Notification also states that the Company’s failure to timely file such Annual Report on Form 10-K subjects the Company to the procedures and requirements set forth in Section 1007 of the NYSE American Company Guide (the “Company Guide”). The receipt of the Delinquency Notification has no immediate effect on the listing or trading of the Company’s common stock on the Exchange.

NYSE Regulation informed the Company that, under Exchange rules, the Company has six months from the Form 10-K filing due date of July 15, 2025, to regain compliance with the Exchange listing standards by filing the Form 10-K with the SEC. NYSE Regulation further noted that, if the Company fails to file the Form 10-K within the six-month period, the Exchange may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the Company’s specific circumstances.

The Delinquency Notification also notes that the Exchange may nevertheless commence suspension and delisting proceedings at any time if it deems that the circumstances warrant.

The Company currently expects to file the Form 10-K within the six-month period granted by the Delinquency Notification; however, there can be no assurance that the Form 10-K will be filed within such period.

On July 21, 2025, the Company issued a press release announcing the Company’s receipt of the letter from the Exchange.

Item 8.01.	Other Events.

As previously reported, at the Company’s Special Meeting of Shareholders reconvened on April 15, 2025, the shareholders of the Company approved an amendment to the Company’s Articles of Incorporation changing the name of the Company from “Universal Security Instruments, Inc.” to Universal Safety Products, Inc.”, as more fully described in the proxy statement distributed in connection with the Special Meeting. On May 28, 2025, the Company filed Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation thereby effecting the name change.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.
3.1	Articles of Amendment filed May 28, 2025
99.1	Press Release dated July 21, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Date: July 21, 2025	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President